UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2003


                                 SiriCOMM, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-18399                                           62-1386759
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(Commission File Number)                      (IRS Employer Identification No.)


             2900 Davis Boulevard, Suite 130, Joplin, Missouri 64804
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               (Address of principal executive offices) (Zip Code)


                                 (417) 626-9961
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              (Registrant's telephone number, including area code)


                                       N/A
                   -------------------------------------------
                   (Former name, address and telephone number)

ITEM 5.  OTHER EVENTS

         On March 14, 2003, Tom Noland resigned as Executive Vice President - Administration, General Counsel, Secretary and director of the Company, effective immediately. Mr. Noland remains as Special Counsel to the Company.

         On March 21, 2003, Mr. J. Richard Iler was appointed Executive Vice President - Chief Financial Officer and Corporate Secretary, effective immediately. Since 1998, Mr. Iler has been the Chief Financial Officer of UAeHealth Technologies, Inc., a Canadian Exchange listed company involved in healthcare application services providing clinical information access and management to healthcare providers.

         Mr. Iler, in his capacity as Chief Financial Officer, will report directly to the Company's President and Chief Executive Officer.

Item 7.  Financial Statements and Exhibits

         99.      Letter of resignation from Tom Noland, dated March 14, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SIRICOMM, INC.



                                                   /s/ Henry P. Hoffman
                                                  -----------------------------
                                                  Henry P. Hoffman


Date:   March 24, 2003